                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of TeleCommunication Systems, Inc., a Maryland corporation (the "Corporation"), hereby constitute and appoint Maurice B. Tose` and Thomas M. Brandt, Jr. and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as officers and as Directors of the Corporation, a Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 (or other appropriate form) (the "Registration Statement") relating to the proposed issuance of Class A Common Stock, par value $0.01, of the Corporation and other securities pursuant to the exercise of stock options granted under the XYPOINT Corporation 2000 Stock Plan, Assumed by TeleCommunication Systems, Inc., the XYPOINT Corporation 1997 Stock Plan, as Amended, Assumed by TeleCommunication Systems, Inc., and the XYPOINT Corporation 1995 Stock Option Plan, Assumed by TeleCommunication Systems, Inc. (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ Maurice B. Tose`                         Chief Executive Officer, President                     February 26, 2001
---------------------------------                   and Chairman of the Board
Maurice B. Tose`                                  (Principal Executive Officer)


/s/ Thomas M. Brandt, Jr.                         Chief Financial Officer and                       February 26, 2001
---------------------------------                     Senior Vice President
Thomas M. Brandt, Jr.                      (Principal Financial and Accounting Officer)


/s/ Clyde A. Heintzelman                                    Director                                February 26, 2001
---------------------------------
Clyde A. Heintzelman


/s/ Andrew C. Barrett                                        Director                               February 26, 2001
---------------------------------
Andrew C. Barrett


                                                            Director
---------------------------------
Richard A. Kozak


/s/ Weldon H. Latham                                         Director                               February 26, 2001
---------------------------------
Weldon H. Latham


/s/ Byron F. Marchant                                        Director                               February 26, 2001
---------------------------------
Byron F. Marchant


/s/ Timothy P. Bradley                                       Director                               February 26, 2001
---------------------------------
Timothy P. Bradley












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
/s/ Daniel Tseung                                          Director                               February 26, 2001
---------------------------------
Daniel Tseung